Exhibit 4.3

STOCK OPTION PLAN

TITAN MINING CORPORATION

(the “Company”)

June 1, 2017

Amended to: May 27, 2021

ARTICLE 1
INTRODUCTION

1.1.	Purpose of Plan

The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentives inherent to share ownership by directors, officers, key employees and consultants of the Company and its Subsidiaries who, in the judgment of the Board, will be largely responsible for Company’s future growth and success.

1.2.	Definitions

(a)	“Adjustment Provisions” has the meaning set out in Section 2.20.

(b)	“Associate” has the meaning ascribed thereto in the Securities Act.

(c)	“Black Out Period” means any period during which a policy of the Company prevents an Optionee from trading in the Company’s securities.

(d)	“Board” means the board of directors of the Company, or any committee of the board of directors to which administration of the Plan has been delegated.

(e)	“Business Day” means any day, other than a Saturday, Sunday or statutory holiday in the Province of British Columbia, on which commercial banks in the City of Vancouver are open for business;

(f)	“Change of Control” means the occurrence of any of the following events:

(i)	any one person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company;

(ii)	any combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, hold in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor; or

(iii)	the Board adopts a resolution to the effect that the circumstances in clause (i) or (ii) of this definition have occurred or are imminent,

where such person or combination of persons referred to in clause (i) or (ii) of this definition did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any person or combination of persons acting in concert by virtue of an agreement, arrangement, commitment or understanding holding more than 20% of the voting shares of the Company or its successor is deemed to materially affect control of the Company or its successor.

(g)	“Company” means Titan Mining Corporation, a corporation duly incorporated under the laws of the Province of British Columbia, and includes any successor corporation thereto.

(h)	“Consultant” means a “consultant” (as such term is defined in NI 45-106) that has been engaged to provide services to the Company or any of its Subsidiaries for an initial, renewable or extended period of 12 months or more.

(i)	“Director” means a director of the Company or any of its Subsidiaries.

(j)	“Eligible Person” means any Director, Officer, Employee, Management Company Employee or Consultant, and includes a company that is wholly-owned by such persons.

(k)	“Employee” means an individual who is a bona fide employee of the Company or any Subsidiary of the Company and includes a bona fide permanent part-time employee of the Company or any Subsidiary of the Company.

(l)	“Exchange” means the TSX or, if the Board in its discretion so determines, any other stock exchange or quotation system on which the Shares are, at the relevant time, listed or quoted for trading;

(m)	“Exercise Price” in respect of an Option, means the price per share at which Shares may be purchased under such Option, as the same may be adjusted from time to time in accordance with the Adjustment Provisions.

(n)	“Expiry Date” in respect of an Option, means the date determined by the Board at the time of grant on which the Option will expire.

(o)	“Heir” has the meaning set out in Section 3.2.

(p)	“Insider” has the meaning ascribed thereto in the TSX Company Manual.

(q)	“Management Company Employee” means an individual who (i) is a bona fide employee of a company that has been engaged to provide management services or support to the Company or any of its Subsidiaries under a written contract for an initial, renewable or extended period of 12 months or more and (ii) spends or will spend a significant amount of time and attention on the affairs and business of the Company or any of its Subsidiaries.

(r)	“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators, as amended from time to time, or such other successor and/or additional regulatory rules, instruments or policies from time to time of Canadian provincial securities regulatory authorities which may govern the trades of securities pursuant to the Plan.

(s)	“Notice of Cashless Exercise” means a notice, substantially in the form set out in Exhibit “C” hereto, or in such other form as may be approved by the Board from time to time, delivered by an Optionee to the Company providing notice of the cashless exercise of an Option previously granted to the Optionee pursuant to Section 2.8 of the Plan.

(t)	“Notice of Exercise” means a notice, substantially in the form set out in Exhibit “B” hereto, or in such other form as may be approved by the Board from time to time, delivered by an Optionee to the Company providing notice of the exercise or partial exercise of an Option previously granted to the Optionee.

(u)	“Offer” has the meaning set out in Section 2.16.

(v)	“Officer” means a senior officer of the Company or any of its Subsidiaries.

(w)	“Option” means an option to purchase Shares granted under the Plan.

(x)	“Optioned Shares” has the meaning set out in Section 2.16.

(y)	“Optionee” means a Participant to whom an Option has been granted under the Plan.

(z)	“Participant” means an Eligible Person who elects to participate in the Plan.

(aa)	“Plan” means this amended and restated stock option plan, as the same may be further amended, restated, modified or supplemented from time to time.

(bb)	“Securities Act” means the Securities Act (British Columbia), R.S.B.C., 1996 c.418, as amended from time to time.

(cc)	“Share Compensation Arrangement” means the Plan and any other stock option, stock option plan, employee stock purchase plan, share distribution plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more Eligible Persons.

(dd)	“Shareholders” means the holders of Shares.

(ee)	“Shares” means the common shares of the Company.

(ff)	“Stock Option Plan Certificate” means the option certificate delivered by the Company to an Optionee, substantially in the form set out in Exhibit “A” hereto or in such other form as may be approved from time to time by the Board.

(gg)	“Subsidiary” has the meaning ascribed thereto in the Securities Act.

(hh)	“TSX” means The Toronto Stock Exchange.

(ii)	“TSX Company Manual” means the Company Manual of the TSX, as amended from time to time, including such Staff Notices of the TSX from time to time which may supplement the same.

(jj)	“U.S. Option Holder” means an Option Holder who is a U.S. Person or who is holding or exercising Options in the United States.

(kk)	“U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S under the U.S. Securities Act and generally includes, but is not limited to, any natural person resident in the United States, any partnership or corporation organized under the laws of the United States and any estate or trust of which any executor, administrator or trustee is a U.S. Person.

(ll)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

(mm)	“Withholding Tax Amount” has the meaning set out in Section 3.8.

1.3.	Construction

In the Plan, unless otherwise expressly stated or if the context otherwise requires:

(a)	the division of the Plan into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of the Plan;

(b)	the terms “the Plan”, “herein”, “hereby”, “hereof” and “hereunder” and similar expressions refer to the Plan in its entirety and not to any particular provision hereof;

(c)	references to Articles and Sections followed by a number or letter refer to the specified articles and sections of the Plan;

(d)	words importing the singular number only shall include the plural and vice versa and words importing the use of any gender shall include all genders;

(e)	the word “including” is deemed to mean “including without limitation”; and

(f)	whenever the Board is to exercise discretion in the administration of the terms and conditions of this Plan, the term “discretion” means the sole and absolute discretion of the Board.

ARTICLE 2
STOCK OPTION PLAN

2.1.	Participation

The Board may, from time to time, in its discretion, subject to the provisions of the Plan, grant Options to Eligible Persons.

2.2.	Determination of Option Recipients

The Board shall make all necessary or desirable determinations regarding the granting of Options to such Eligible Persons as the Board deems appropriate, and may take into consideration the present and potential contributions of a particular Eligible Person to the success of the Company and any other factors which it may deem proper and relevant.

2.3.	Exercise Price

The Exercise Price for each Share subject to an Option shall be determined by the Board, in its discretion, at the time of the Option grant, which Exercise Price will not be lower than (i) if the Shares are not listed on an Exchange, the fair market value of a Share as determined by the Board in good faith, and (ii) if the Share are listed on an Exchange, the last closing price of a Share on the Exchange preceding the time of the Option grant, rounded up to the nearest whole cent. If the Exercise Price of an Option is expressed in a different currency than the closing price of a Share on the Exchange, the closing price will be converted into the currency of the Exercise Price using the Bank of Canada daily indicative exchange rate on the trading day immediately preceding the date of the Option grant.

2.4.	Grant of Options

The Board may at any time authorize the granting of Options to such Eligible Persons as it may select for the number of Shares that it shall designate, subject to the provisions of the Plan. The date of each grant of Options shall be determined by the Board when the grant is authorized.

2.5.	Stock Option Plan Certificate

Each Option granted to an Optionee shall be evidenced by a Stock Option Plan Certificate detailing the terms of the Option. Upon the delivery of a Stock Option Plan Certificate to an Optionee by the Company, the Optionee shall have the right to purchase the Shares underlying the Option at the Exercise Price set out therein, subject to any provisions with respect to the vesting of the Option and the provisions of the Plan.

2.6.	Terms of Options

The periods during which Options may be exercised and the number of Options which may be exercised in any given period shall be determined by the Board at the time of granting Options. Unless the Board determines otherwise and subject to any accelerated termination in accordance with the Plan, each Option shall expire on the fifth anniversary of the date on which it was granted. In no event may an Option expire later than the tenth anniversary of the date on which it was granted.

2.7.	Exercise of Option

Subject to the provisions of the Plan and any vesting provisions to which the Option may be subject, an Option that has vested may be exercised from time to time by delivery to the Company of a completed Notice of Exercise, specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the aggregate Exercise Price for such Shares and any amount required by the Company pursuant to Section 3.8 as a condition to the exercise of the Option. Certificates for such Shares shall be issued and delivered to the Optionee within a reasonable time following the receipt of such Notice of Exercise and payment.

2.8.	Cashless Exercise of Option

In lieu of paying the aggregate Exercise Price to purchase Shares as set forth in Section 2.7, but subject to Section 3.8, the Optionee may elect to receive, without payment of cash, in consideration for the surrender of the applicable portion of a then vested and exercisable Option to the Company, a number of Shares determined in accordance with the following formula:

A = B (C – D)/C,

where:

A = the number of Shares to be issued to the Optionee pursuant to this Section 2.8;

B = the number of Shares otherwise issuable upon the exercise of the Option or the portion of the Option being exercised;

C = the closing price of a Share on the Exchange on the trading day immediately preceding the date of delivery of a Notice of Cashless Exercise by the Optionee to the Company, rounded up to the nearest whole cent.

D = the Exercise Price.

If the Exercise Price of an Option is expressed in a different currency than the closing price of a Share on the Exchange, the closing price will be converted into the currency of the Exercise Price using the Bank of Canada noon rate of exchange on the trading day immediately preceding the date of the Option grant.

2.9.	Hold Period

Shares issued upon the exercise of an Option may be subject to a hold period imposed by the TSX or under applicable securities laws, in which case the certificates representing such Shares shall be legended accordingly.

2.10.	Vesting

Options granted pursuant to the Plan shall vest and become exercisable by an Optionee at such time or times as may be determined by the Board on the date of the Option grant, and as indicated in the Stock Option Plan Certificate. The Board in its discretion may accelerate the date upon which any Option vests and becomes exercisable. No unvested Options may be exercised by an Optionee. An Optionee has no entitlement to compensation in respect of unvested, non-exercised and/or terminated Options, nor any claim for damages in lieu thereof, except as otherwise expressly required by minimum standards legislation, if applicable.

2.11.	Black Out Periods

If the date on which an Option held by an Optionee is scheduled to expire occurs during, or within 10 Business Days after the last day of, a Black Out Period applicable to such Optionee, then the date on which such Option will expire shall be extended to the last day of such 10 Business Day period.

2.12.	Death of Optionee

If an Optionee ceases to be an Eligible Person by reason of death, any Options held by such Optionee on the date of his death shall only be exercisable by the Heir of such Optionee. All such Options shall be exercisable only (i) to the extent that the Optionee was entitled to exercise such Options on the date of his death and (ii) until the one-year anniversary of the death of the Optionee or the Expiry Date of the Option, whichever is earlier.

2.13.	Permanent Disability of Optionee

If an Optionee ceases to be an Eligible Person while on permanent disability (which determination shall be made by the Board in its discretion, subject to the duty to accommodate in accordance with human rights legislation if applicable), any Options held by such Optionee shall be exercisable by the Optionee or his legal representatives. Such Optionee’s Options shall be exercisable only (i) to the extent that the Optionee was entitled to exercise such Option on the date the Board determined his permanent disability and (ii) until the Expiry Date of the Option.

2.14.	Termination for Cause

If an Employee, Management Company Employee or Officer is dismissed for cause (for this purpose, as determined by the Board in its discretion, or if applicable, as defined in the applicable person’s employment agreement) or a consulting agreement or arrangement is terminated by the Company or any of its Subsidiaries as a result of a breach or default committed thereunder by a Consultant (as determined by the Board in its discretion, and whether or not such termination is effected in compliance with any termination provisions contained in the applicable consulting agreement or arrangement), any Options (whether vested or unvested) held by the Employee, Management Company Employee, Officer or applicable Consultant, as the case may be, shall terminate immediately upon receipt by the Optionee (or consulting firm, if applicable) of notice of such dismissal or termination and shall no longer be exercisable as of the date of such notice (or, if applicable, such other period set out in the Optionee’s employment or consulting agreement or arrangement or prescribed by law). In all such cases, where the cause asserted does not disqualify the Optionee from statutory notice in accordance with minimum standards legislation, if applicable, the exercisable date shall instead cease at the end of the required statutory notice period.

2.15.	Termination of Employment, Term of Office or Agreement

If an Optionee ceases to be an Eligible Person (including upon the expiry of a consulting or management services agreement or arrangement), other than in the circumstances described in Section 2.12, 2.13 or 2.14, any Options held by such Optionee on the date the Optionee ceases to provide services to the Company or any of its Subsidiaries shall be exercisable only (i) to the extent that the Optionee is entitled to exercise such Options as of such date, which date shall be adjusted to reflect the end of the statutory notice period where required under minimum standards legislation, if applicable, and (ii) until the 30th day after such date (or such other period as may be determined by the Board in its discretion, set out in the Optionee’s employment or consulting agreement or arrangement, if applicable, or prescribed by law) or the Expiry Date of the Option, whichever is earlier.

2.16.	Effect of Take-Over Bid

If a bona fide take-over bid (as such term is defined in the Securities Act, and referred to herein as an “Offer”) for Shares is made, which Offer, if successful, would result in a Change of Control, then the Company shall, immediately upon receipt of notice of the Offer, notify each Optionee of the full particulars of the Offer. The Board may, in its discretion, amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Plan, each outstanding Option may be exercised in whole or in part by the Optionee so as to permit the Optionee to tender the Shares received upon such exercise (the “Optioned Shares”) pursuant to the Offer. If:

(a)	the Offer expires or is withdrawn and no Shares are taken up pursuant to the Offer;

(b)	the Optionee does not tender the Optioned Shares pursuant to the Offer; or

(c)	all of the Optioned Shares tendered by the Optionee pursuant to the Offer are not taken up and paid for by the offeror in respect of the Offer;

then at the discretion of the Board, the Optioned Shares or, in the case of clause (c) above, the Optioned Shares that are not taken up and paid for, shall, subject to applicable laws, be returned by the Optionee to the Company and reinstated as authorized but unissued Shares and the terms of such Option as set forth in the Plan and the applicable Stock Option Plan Certificate shall again apply to the Option. If any Optioned Shares are returned to the Company under this Section, the Company shall refund the Exercise Price paid for such Optioned Shares without interest or deduction.

2.17.	Effect of Reorganization, Amalgamation or Merger

If the Company is reorganized, amalgamated or merges or combines with or into another person or completes a plan of arrangement, then, at the discretion of the Board, the Optionee shall be entitled to receive upon the subsequent exercise of his Option in accordance with the terms thereof, and shall accept in lieu of the number of Shares to which he was theretofore entitled upon such exercise, but for the same aggregate consideration payable therefor, the aggregate number or amount of securities, property, cash and/or any other consideration the Optionee would have been entitled to receive as a result of such transaction if, on the record date of such transaction, the Optionee had been the registered holder of the number of Shares to which he was theretofore entitled upon the exercise of his Option, and such adjustment shall be binding for all purposes of the Plan.

2.18.	Effect of Change of Control

If a Change of Control occurs the Board may in its discretion, (a) amend, abridge or otherwise eliminate any vesting schedule so that notwithstanding the other terms of any outstanding Option or the Plan, such that any outstanding Option may be exercised in whole or in part by the Optionee and/or (b) determine that all holders of outstanding Options with an exercise price equal to or greater than the price per Share provided for in the transaction giving rise to such Change of Control shall be entitled to receive and shall accept, immediately prior to or concurrently with the transaction giving rise to such Change of Control, in consideration for the surrender of such Options, the value of such Options determined in accordance with the Black and Scholes Option Pricing Model, as determined by the Board.

2.19.	Adjustment in Shares

If there is any change in the Shares resulting from or by means of a declaration of stock dividends, or any consolidation, subdivision or reclassification of the Shares, or otherwise, the number of Shares subject to any Option, the Exercise Price thereof and the maximum number of Shares which may be issued under the Plan in accordance with Section 3.1(a) shall be adjusted appropriately by the Board in its discretion and such adjustment shall be effective and binding for all purposes of the Plan.

2.20.	Effect of an Adjustment

Any adjustment under Section 2.17 or Section 2.19 (collectively, the “Adjustment Provisions”) will take effect at the time of the event giving rise to such adjustment. The Adjustment Provisions are cumulative. The Company will not be required to issue fractional Shares in satisfaction of its obligations under the Plan. Any fractional interest in a Share that would, except for this provision, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company. If any questions arise at any time with respect to the Exercise Price or number of Shares deliverable upon the exercise of an Option as a result of any of the events set out in Section 2.16, 2.17, 2.18, 2.19 or 2.20 such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of chartered accountants that the Board may designate and who will have access to all appropriate records of the Company, and such determination will be binding upon the Company and all Optionees.

ARTICLE 3
GENERAL

3.1.	Maximum Number of Shares

(a)	The aggregate number of Shares that may be reserved for issuance pursuant to the Plan and all other Share Compensation Arrangements shall not exceed 10% of the number of Shares issued and outstanding from time to time.

(b)	Any Shares subject to an Option that expires or terminates without having been fully exercised may be made the subject of a further Option. No fractional Shares may be issued under the Plan.

(c)	Upon the partial or full exercise of an Option, the Shares issued upon such exercise automatically become available to be made the subject of a new Option, provided that the total number of Shares reserved for issuance under the Plan does not exceed 10% of the number of Shares then issued and outstanding.

(d)	The aggregate number of Shares reserved for issuance pursuant to the Plan or any other Share Compensation Arrangement to any one Participant shall not exceed 5% of the number of Shares issued and outstanding at any time.

(e)	The aggregate number of Shares issuable pursuant to the Plan or any other Share Compensation Arrangement to Insiders shall not exceed 10% of the number of Shares issued and outstanding at any time.

(f)	The aggregate number of Shares issued to Insiders pursuant to the Plan or any other Share Compensation Arrangement, within any one-year period, shall not exceed 10% of the number of Shares then issued and outstanding.

3.2.	Transferability

Options are non-assignable and non-transferable. During the lifetime of the Optionee, an Option granted to the Optionee shall be exercisable only by the Optionee and, upon the death of an Optionee, the person to whom the Optionee’s rights shall have passed by testate succession or by the laws of descent and distribution (the “Heir”) may exercise any Option in accordance with the provisions of Section 2.12, as applicable. Any attempt to otherwise assign or transfer an Option (or any interest therein) shall be null and void.

3.3.	Employment

Nothing contained in the Plan shall confer upon any Optionee any right with respect to employment or continuance of employment with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or any of its Subsidiaries, to terminate the Optionee’s employment at any time. Participation in the Plan by an Optionee is voluntary.

3.4.	No Shareholder Rights

An Optionee shall not have any of the rights or privileges of a Shareholder with respect to any of the Shares covered by an Option until the Optionee exercises such Option in accordance with the terms thereof and the Plan (including tendering payment in full of the aggregate Exercise Price for the Shares in respect of which the Option is being exercised) and the issuance of the Shares by the Company.

3.5.	Record Keeping

The Company shall maintain a register in which shall be recorded the name and address of each Optionee, the number of Options granted to each Optionee, the details of each Option granted and the number of Options outstanding.

3.6.	Necessary Approvals

Notwithstanding any of the provisions contained in the Plan or in any Option, the Company’s obligation to issue Shares to an Optionee upon the exercise of an Option shall be subject to the following:

(a)	completion of such registration or other qualification of such Shares and the receipt of any approvals of governmental authority or stock exchange as the Company shall determine to be necessary or advisable in connection with the authorization, issuance or sale thereof;

(b)	the admission of such Shares to listing on the TSX or any other stock exchange on which the Shares may then be listed for trading; and

(c)	the receipt from the Optionee of such representations, agreements and undertakings, including as to future dealings in such Shares, as the Company or its counsel determines to be necessary or advisable in order to safeguard against the violation of the securities laws of any jurisdiction.

In connection with the foregoing, the Company shall, to the extent necessary, take all steps determined by the Board in its discretion to be reasonable to obtain such approvals, registrations and qualifications as may be necessary for the issuance of such Shares in compliance with applicable securities laws and for the listing of such Shares on the TSX or any other stock exchange on which the Shares are then listed for trading. If any Shares cannot be issued to an Optionee for any reason, including the failure to obtain the aforementioned approvals, registrations and qualifications, then the obligation of the Company to issue such Shares shall terminate (without penalty or payment of any compensation or damages) and any Exercise Price paid by an Optionee to the Company shall be returned to the Optionee without interest or deduction.

3.7.	Administration of the Plan

The Board is authorized to administer and interpret the Plan and to from time to time adopt, amend and rescind rules and regulations relating to the Plan; provided that the Board shall be entitled to delegate such administration to a committee of the Board. The interpretation and construction of any provision of the Plan by the Board shall be conclusive and binding on the Company and other persons. Day-to-day administration of the Plan shall be the responsibility of the appropriate Officers and all costs in respect thereof shall be paid by the Company.

3.8.	Taxes

Upon the exercise of an Option, the Optionee shall make arrangements satisfactory to the Company regarding the payment of any taxes required by any applicable law to be paid in connection with the exercise of the Option. In order to satisfy the Company’s or any Subsidiaries’ obligation, if any, to remit an amount to a taxation authority on account of the Optionee’s taxes in respect of the exercise or other disposition of an Option (the “Withholding Tax Amount”), each of the Company and applicable Subsidiary shall have the right, in its discretion, to:

(a)	withhold amounts from any amount or amounts owing to the Optionee, whether under this Plan or otherwise;

(b)	require the Optionee to pay to the Company the Withholding Tax Amount as a condition to the exercise of the Option by the Optionee; or

(c)	withhold from the Shares otherwise deliverable to the Optionee upon the exercise of the Option such number of Shares as have a market value not less than the Withholding Tax Amount and cause such withheld Shares to be sold on the Optionee’s behalf to fund the Withholding Tax Amount, provided that any proceeds from such sale in excess of the Withholding Tax Amount shall be promptly paid over to the Optionee.

Notwithstanding the foregoing, nothing shall preclude the Company and the Optionee from agreeing to use a combination of the methods described in this Section 3.8 or some other method to fund the Withholding Tax Amount.

3.9.	Amendment or Discontinuance of the Plan

The Board may from time to time, subject to applicable law and any required approval of the TSX, any other stock exchange on which the Shares are then listed for trading or any other regulatory authority having authority over the Company or the Plan, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted thereunder and the Stock Option Plan Certificate relating thereto; provided, however, that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect the rights of an Optionee under any Option previously granted under the Plan without the consent of that Optionee.

(a)	For greater certainty and without limiting the generality of the foregoing, Shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the TSX:

(i)	amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii)	amendments of a “housekeeping”, clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii)	changing the terms and conditions governing any Option(s) granted under the Plan, including the vesting terms, the exercise and payment method, the Exercise Price and the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person;

(iv)	determining that any of the provisions of the Plan concerning the effect of the Optionee’s death or permanent disability, the termination of the Optionee’s employment, term of office or consulting engagement or the Optionee ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v)	amendments to the definition of Eligible Person;

(vi)	changing the termination provisions of the Plan or any Option which, in the case of an Option, does not entail an extension beyond an Option’s originally scheduled expiry date;

(vii)	changing the terms and conditions of any financial assistance which may be provided by the Company to Optionees to facilitate the purchase of Shares under the Plan, or adding or removing any provisions providing for such financial assistance;

(viii)	amendments to the cashless exercise feature set out in Section 2.8;

(ix)	the addition of or amendments to any provisions necessary for Options to qualify for favourable tax treatment to Optionees or the Company under applicable tax laws or otherwise address changes in applicable tax laws;

(x)	amendments relating to the administration of the Plan; and

(xi)	any other amendment, whether fundamental or otherwise, not requiring Shareholder approval under applicable law or the rules or policies of any stock exchange upon which the Shares trade from time to time.

(b)	Notwithstanding anything contained in the Plan to the contrary, no amendment requiring the approval of the Shareholders under applicable law or the rules or policies of any stock exchange upon which the Shares trade from time to time shall become effective until such approval is obtained. In addition to the foregoing, the approval the Shareholders by ordinary resolution shall be required for:

(i)	any amendment to the provisions this Section 3.9 that is not an amendment within the nature of Sections 3.9(a)(i) and 3.9(a)(ii);

(ii)	any increase in the maximum number of Shares that can be issued under the Plan, except in connection with an adjustment made in accordance with the Adjustment Provisions;

(iii)	any reduction in the Exercise Price of an Option granted under the Plan (including the cancellation and re-grant of an Option, constituting a reduction of the Exercise Price of an Option), except in connection with an adjustment made in accordance with the Adjustment Provisions;

(iv)	any amendment to extend the expiry of an Option beyond its original Expiry Date;

(v)	any amendment to Section 3.1(e) or Section 3.1(f) to increase participation by Insiders; and

(vi)	any amendment to the provisions of the Plan that would permit Options to be transferred or assigned other than for normal estate settlement purposes,

provided further that, in the case of any amendment or variance referred to (I) in clause (v) of this Section 3.9(b), Insiders are not eligible to vote their Shares in respect of the required approval of the Shareholders, and (II) in clauses (iii), (iv) or (vi) of this Section 3.9(b), Insiders who shall benefit from such amendment or variance are not eligible to vote their Shares in respect of the required approval of the Shareholders.

3.10.	No Representation or Warranty

The Company makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

3.11.	Interpretation

The Plan and all other agreements entered into pursuant to the Plan shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

3.12.	Compliance with Applicable Law

If any provision of the Plan or any agreement entered into pursuant to the Plan contravenes any law or any order, policy, by-law or regulation of any regulatory body or stock exchange having authority over the Company or the Plan then such provision shall be deemed to be amended to the extent required to bring such provision into compliance therewith.

3.13.	Effective Date

The Plan (as amended and restated) shall only become effective upon the approval of the Board by ordinary resolution. Unless and until the Board approves the Plan (as amended and restated), the amended and restated stock option plan dated as of May 28, 2012 will continue to be in full force and effect.

3.14.	Application of U.S. Securities Laws

Neither the Options which may be granted pursuant to the provisions of the Plan nor the Shares which may be purchased pursuant to the exercise of Options have been registered under the U.S. Securities Act or under any securities law of any state of the United States of America, unless the Company has made a determination to register such Shares or Options. Accordingly, any Participant who is or becomes a U.S. Option Holder, who is granted an Option in the United States, who is a resident of the United States or who is otherwise subject to the U.S. Securities Act or the securities laws of any state of the United States shall by acceptance of the Options be deemed to represent, warrant, acknowledge and agree that:

(a)	the Participant is acquiring the Options and any Shares acquired upon the exercise of such Options as principal and for the account of the Participant;

(b)	in granting the Options and issuing the Shares to the Participant upon the exercise of such Options, the Company is relying on the representations and warranties of the Participant contained in this Plan relating to the Options to support the conclusion of the Company that the granting of the Options and the issue of Shares upon the exercise of such Options do not require registration under the U.S. Securities Act or to be qualified under the securities laws of any state of the United States of America;

(c)	each certificate representing shares issued upon the exercise of such Options to a U.S. Option Holder shall bear the following legends:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided that if such Shares are being sold outside the United States of America in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act the foregoing legends may be removed by providing a written declaration by the holder to the registrar and transfer agent for the Shares to the following effect:

“The undersigned (A) acknowledges that the sale of ____________________ common shares represented by Certificate Number(s) ________________________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Company or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a “designated offshore securities market” within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings as used in Regulation S.”;

(d)	other than as contemplated by subsection (c) of this Section 3.14, prior to making any disposition of any Shares acquired pursuant to the exercise of such Options which might be subject to the requirements of the U.S. Securities Act, the U.S. Option Holder shall give written notice to the Company describing the manner of the proposed disposition and containing such other information as is necessary to enable counsel for the Company to determine whether registration under the U.S. Securities Act or qualification under any securities laws of any state of the United States of America is required in connection with the proposed disposition and whether the proposed disposition is otherwise in compliance with such legislation and the regulations thereto;

(e)	other than as contemplated by subsection (c) of this Section 3.14, the U.S. Option Holder will not attempt to effect any disposition of the Shares owned by the U.S. Option Holder and acquired pursuant to the exercise of such Options or of any interest therein which might be subject to the requirements of the U.S. Securities Act in the absence of an effective registration statement relating thereto under the U.S. Securities Act or an opinion of counsel satisfactory in form and substance to counsel for the Company that such disposition would not constitute a violation of the U.S. Securities Act or any securities laws of any state of the United States of America and then will only dispose of such Shares in the manner so proposed;

(f)	the Company may place a notation on the records of the Company to the effect that none of the Shares acquired by the U.S. Option Holder pursuant to the exercise of such Options shall be transferred unless the provisions of the Plan have been complied with; and

(g)	the effect of these restrictions on the disposition of the Shares acquired by the U.S. Option Holder pursuant to the exercise of such Options is such that the U.S. Option Holder may not be able to sell or otherwise dispose of such Shares for a considerable length of time in a transaction which is subject to the provisions of the U.S. Securities Act other than as contemplated by subsection (c) of this Section 3.14.

ARTICLE 4
OPTIONS GRANTED TO U.S. PARTICIPANTS

4.1.	Definitions

(a)	The following definitions will apply solely for purposes of this Article 4.

(b)	“Code” means the U.S. Internal Revenue Code of 1986, as amended.

(c)	“Disability” means, with respect to any U.S. Participant, that such U.S. Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months. The preceding definition of the term “Disability” is intended to comply with, and will be interpreted consistently with, sections 22(e)(3) and 422(c)(6) of the Code.

(d)	“ISO Employee” means a person who is an employee of the Company (or of any Parent or Subsidiary) for purposes of section 422 of the Code.

(e)	“Fair Market Value” means, with respect to any property (including, without limitation, any Share), the fair market value, as of a given date, of such property, determined by such methods or procedures as are established from time to time by the Board. Unless otherwise determined by the Board, the fair market value of a Share as of a given date will be the closing price of the Company’s Shares traded through the facilities of the Exchange (or, if the Shares are no longer listed for trading on the Exchange, then such other exchange or quotation system on which the Shares are listed or quoted for trading) on the day preceding the date the Shares are to be valued.

(f)	“Grant Date” means, with respect to any Option, the date on which the Board makes the determination to grant such Option or any later date specified by the Board.

(g)	“Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” pursuant to section 422 of the Code.

(h)	“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(i)	“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each corporation in such chain (other than the Company) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The preceding definition of the term “Parent” is intended to comply with, and will be interpreted consistently with, section 424(e) of the Code.

(j)	“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each corporation (other than the last corporation) in such chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The preceding definition of the term “Subsidiary” is intended to comply with, and will be interpreted consistently with, section 424(f) of the Code.

(k)	“U.S. Participant” means a Participant who is a citizen of the United States or a resident of the United States, in each case as defined in section 7701(a)(30)(A) and section 7701(b)(1) of the Code.

(l)	“10% Shareholder” means any person who owns, taking into account the constructive ownership rules set forth in section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of any Parent or Subsidiary).

4.2.	Terms and Conditions of Options Granted to U.S. Participants

In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the following limitations and requirements will apply to Options granted to a U.S. Participant.

(a)	The number of Shares available for granting Incentive Stock Options under the Plan may not exceed 2,200,000. For greater certainty, such number of Shares is a subset of, and not in addition to, the maximum number of Shares reserved for issuance pursuant to Section 3.1(a).

(b)	The stock option agreement relating to any Option granted to a U.S. Participant shall specify whether such Option is an Incentive Stock Option or a Nonqualified Stock Option. If no such specification is made, the Option will be (a) an Incentive Stock Option if all of the requirements under the Code are satisfied or (b) in all other cases, a Nonqualified Stock Option.

(c)	In addition to the other provisions of this Plan, the following limitations and requirements will apply to an Incentive Stock Option:

(i)	An Incentive Stock Option may be granted only to an ISO Employee (including a director or officer who is also an ISO Employee) of the Company (or any Subsidiary of the Company).

(ii)	The extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under this Plan and all other plans of the Company and of any parent or subsidiary of the Company) exceeds US$100,000 or any limitation subsequently set forth in section 422(d) of the Code, such excess shall be considered Nonqualified Stock Options.

(iii)	The exercise price payable per Share upon exercise of an Incentive Stock Option will not be less than 100% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the exercise price payable per Share upon exercise of such Incentive Stock Option will be not less than 110% of the Fair Market Value of a Share on the Grant Date of such Incentive Stock Option. For greater certainty, the minimum Exercise Price set forth in Section 2.3 will also apply to each Incentive Stock Option.

(iv)	Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option will terminate and no longer be exercisable no later than ten years after the date of grant of such Incentive Stock Option; provided, however, that in the case of a grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than five years after the date of grant of such Incentive Stock Option;

(v)	To the extent that an Incentive Stock Option is not exercised on or prior to the date that is three (3) months following the date on which the Participant ceases to be employed by the Company (or by any Parent or Subsidiary of the Company), such Option will no longer qualify as an Incentive Stock Option. Notwithstanding the foregoing, if a Participant’s termination of employment is due to Disability, to the extent that an Incentive Stock Option is not exercised on or prior to the date that is one year following the date on which the Participant ceases to be employed by the Company (or by any subsidiary of the Company), such Option will no longer qualify as an Incentive Stock Option. For greater certainty, the limitations in this paragraph govern the U.S. federal income tax treatment of an outstanding Option and whether it will continue to qualify as an ISO. Nothing in this paragraph shall have the effect of extending the period during which an Option otherwise may be exercised pursuant to its terms. For purposes of this Section 4.2(c)(v), the employment of a U.S. Participant who has been granted and Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Administrator that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Company (or of any Parent or Subsidiary) to another office of the Company (or of any Parent or Subsidiary) or a transfer between the Company and any Parent or Subsidiary.

(vi)	Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant’s lifetime only by such U.S. Participant;

(vii)	Notwithstanding any other provision of this Plan to the contrary, an Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned, pledged or hypothecated or otherwise disposed of by such U.S. Participant, except by will or by the laws of descent and distribution; and

(viii)	No Incentive Stock Option will be granted more than ten years after the earlier of the date this Plan is adopted by the Board or the date this Plan is approved by the shareholders of the Company.

(d)	Options granted under the Plan are intended to be exempt from section 409A of the Code. The Plan, and Options granted under the Plan, will be interpreted and administered accordingly.

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EXHIBIT “A”

TITAN MINING CORPORATION

STOCK OPTION PLAN CERTIFICATE

This Certificate is issued pursuant to the provisions of the Amended and Restated Stock Option Plan dated as of June 1, 2017, as amended (the “Plan”) of Titan Mining Corporation (the “Company”) and evidences that ___________________ (the “Optionee”) is the holder of an option (the “Option”) to purchase up to _________________ common shares (“Shares”) in the capital stock of the Company at a purchase price of $_____________ per Share.

Subject to the provisions of the Plan:

(a) the Option was awarded to the Optionee as of ____________ (the “Award Date”); and

(b) the Option shall expire on ___________________ (the “Expiry Date”).

The right to purchase Shares under the Option shall vest in increments over the term of the Option as follows:

Date	Number of Shares which may be Purchased

The Option may be exercised in accordance with its terms, subject to the provisions of the Plan, at any time and from time to time from and including the Award Date through to and including up to 5:00 pm local time in Vancouver, British Columbia on the Expiry Date, by delivery to the Company a Notice of Exercise or a Notice of Cashless Exercise (as each such term is defined in the Plan), in the form provided in the Plan, together with this Certificate and a certified cheque or bank draft payable to “Titan Mining Corporation” in an amount equal to the aggregate exercise price of the Shares in respect of which the Option is being exercised. No unvested Options can be exercised.

This Certificate and the Option evidenced hereby are not assignable or transferable and are subject to the terms and conditions contained in the Plan. This Certificate is issued for convenience only and in the case of any dispute with regard to any matter in respect hereof, the provisions of the Plan and the records of the Company shall prevail.

The foregoing Option has been awarded as of this _____ day of _____________________.

By signing this Certificate, the Optionee acknowledges that:

1.	the Optionee has read and understands the Plan and agrees to the terms and conditions of both the Plan and this Certificate;

2.	the Optionee is a bona fide Director, Officer, Employee, Management Company Employee or Consultant (as each such term is defined in the Plan), as the case may be, and is participating in the Plan voluntarily;

3.	in order to satisfy the Company’s obligation, if any, to remit a Withholding Tax Amount (as such term is defined in the Plan), the Company has the right to, among other things:

(a)	withhold amounts from any amount or amounts owing to the Optionee, whether under the Plan or otherwise;

(b)	require the Optionee to pay to the Company the Withholding Tax Amount as a condition to the exercise of the Option by the Optionee; and

(c)	withhold from the Shares otherwise deliverable to the Optionee upon the exercise of the Option such number of Shares as have a market value not less than the Withholding Tax Amount and cause such withheld Shares to be sold on the Optionee’s behalf to fund the Withholding Tax Amount, provided that any proceeds from such sale in excess of the Withholding Tax Amount shall be promptly paid over to the Optionee;

4.	the Optionee consents to the disclosure by the Company of personal information regarding the Optionee to the Toronto Stock Exchange (the “TSX”) (or any other stock exchange or quotation system on which the Shares are listed or quoted for trading) and to the collection, use and disclosure of such information by the TSX, as the TSX (or any other stock exchange or quotation system on which the Shares are listed or quoted for trading) may determine; and

5.	if the Optionee is a U.S. person (the definition of which includes, but is not limited to, a person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, and a trust or estate of which any trustee, executor or administrator is a U.S. person), the Optionee has prepared, executed and delivered herewith a supplemental Acknowledgment and Agreement for U.S. Option Holders substantially in the form provided by the Company (attached hereto as Schedule A), which is true and correct in every material respect as of the date hereof.

The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended.

The certificate for the Shares shall bear any legend required under applicable securities laws or by the TSX (or any other stock exchange or quotation system on which the Shares are listed or quoted for trading).

TITAN MINING CORPORATION

By
Name:
Title:

Witness	Signature of Optionee

Name of Witness (Print)	Name of Optionee (Print)

SCHEDULE A TO EXHIBIT A

STOCK OPTION PLAN
SUPPLEMENTAL ACKNOWLEDGMENT AND AGREEMENT
(U.S. OPTION HOLDER)

Notice is hereby given that, effective this _______ day of ______________, 20___ (the “Effective Date”) Titan Mining Corporation (the “Company”) has granted to _______________ (the “Option Holder”) an option (the “Option”) to acquire _______________ common chares (“Shares”) up to 5:00 p.m., Vancouver Time, on the _______ day of _______________, 20___ (the “Expiry Date”) at a purchase price of Cdn$__________ per share (the “Exercise Price”).

The Shares may be acquired as follows:

__________________________________________

__________________________________________

__________________________________________

__________________________________________

The grant of the Option evidence hereby is made subject to the terms and conditions of the Amended and Restated Stock Option Plan dated as of June 1, 2017, as amended (the “Plan”) of the Company, the terms and conditions of which are hereby incorporated herein.

Neither the Option nor the Shares have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws. The Option may not be exercised in the United States unless registered under the U.S. Securities Act or an exemption from such registration requirement is available. Any Shares issued to the Option Holder in the United States that have not been registered under the U.S. Securities Act will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

The Option Holder acknowledges that the Option is [not] intended to qualify as “incentive stock options” in accordance with the terms of Section 422 of Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. The Option Holder acknowledges that the Company may have federal, state, provincial or local tax withholding and reporting obligations and consents to such actions by the Company as may reasonably be required to comply with such obligations in connection with the exercise of the Option. The acceptance and exercise of the Option and the sale of Shares issued pursuant to exercise of the Option may have consequences under federal, provincial and other tax and securities laws which may vary depending on the individual circumstances of the Option Holder. Accordingly, the Option Holder acknowledges that the Option Holder has been advised to consult the Option Holder’s personal legal and tax advisors in connection with this Agreement and the Option Holder’s dealings with respect to the Option or the Shares.

To exercise your Option, deliver a written Exercise Notice in the form attached as Exhibit B to the Company’s Stock Option Plan, specifying the number of Shares you wish to acquire, together with a certified cheque or bank draft payable to “Titan Mining Corporation” in an amount equal to the aggregate of the Exercise Price of the Shares in respect of which the Option is being exercised or deliver a written Exercise Notice in the form attached as Exhibit C to the Company’s Stock Option Plan, specifying the number of Shares you wish to acquire. A certificate for the Shares so acquired will be issued by the transfer agent as soon as possible thereafter.

TITAN MINING CORPORATION

Per:	____________________________________	______________________________________
	Authorized Signatory	Employee Signature

EXHIBIT “B”

NOTICE OF EXERCISE

TO:	Titan Mining Corporation

555 – 999 Canada Place

Vancouver, British Columbia

V6C 3E1

1. Exercise of Option

The undersigned hereby irrevocably gives notice pursuant the Amended and Restated Stock Option Plan dated as of June 1, 2017, as amended (the “Plan”) of Titan Mining Corporation (the “Company”) of the exercise of an option (the “Option”) to purchase common shares (“Shares”) in the capital stock of the Company at a purchase price of $ ________________ per Share (the “Exercise Price”), and hereby subscribes for (cross out inapplicable item):

(a) all of the Shares; or

(b) _________________ Shares

which are the subject of the option certificate attached hereto.

Calculation aggregate Exercise Price for the Shares:

(a) number of Shares to be acquired on exercise of the Option: ___________ Shares

(b) times the Exercise Price: $_______________

Aggregate Exercise Price, as enclosed herewith: $_________________

The undersigned tenders herewith a cheque or bank draft (circle one) in the amount of $ ________________ , payable to “Titan Mining Corporation” in an amount equal to the aggregate Exercise Price, as calculated above, and directs the Company to issue a share certificate evidencing the Shares so purchased in the name of the undersigned to be mailed to the undersigned at the following address:

________________________________________________

________________________________________________

________________________________________________

In connection with such exercise, the undersigned represents, warrants and covenants to the Company (and acknowledges that the Company is relying thereon) that (check one):

____	1. The undersigned is not a U.S. person (the definition of which includes, but is not limited to, a person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, and a trust or estate of which any trustee, executor or administrator is a U.S. person), the undersigned was not offered the Shares in the United States and the options are not being exercised within the United States or for the account or benefit of a U.S. person. The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”); or

____	2. The undersigned represents, warrants and covenants to the Company that:

(a) the undersigned understands and agrees that:

____ (i) the Shares have not been and will not be registered under the U.S. Securities Act and the Shares are being offered and sold by the Company in reliance upon an exemption from registration under the U.S. Securities Act; or

____ (ii) the Shares have been registered under the U.S. Securities Act and paragraph (c) below does not apply;

(b)	if the undersigned is a U.S. person, the undersigned confirms that the representations and warranties of the undersigned set forth in the Acknowledgement and Agreement for U.S. Option Holders remain true and correct as of the date hereof; and

(c)	unless the shares have been registered under the U.S. Securities Act, the undersigned understands that upon the issuance of the Shares, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if Shares of the Company are being sold under clause (B) above, at a time when the Company is a “foreign issuer” as defined in Rule 902 under the U.S. Securities Act, the legend may be removed by providing a declaration to the Company’s transfer agent in such form as the Company may from time to time prescribe together with such documentation as the Company or its transfer agent may require, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act.

The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the U.S. Securities Act.

DATED the _______________ day of ___________________________.

Witness	Signature of Optionee

Name of Witness (Print)	Name of Optionee (Print)

EXHIBIT “C”

NOTICE OF CASHLESS EXERCISE

TO:	Titan Mining Corporation

555 – 999 Canada Place

Vancouver, British Columbia

V6C 3E1

1. Cashless Exercise of Option

The undersigned hereby irrevocably gives notice pursuant the Amended and Restated Stock Option Plan dated as of June 1, 2017, as amended (the “Plan”) of Titan Mining Corporation (the “Company”) of the exercise of an option (the “Option”) to purchase common shares (“Shares”) in the capital stock of the Company at a purchase price of $_______________ per Share (the “Exercise Price”), and hereby elects to receive such number of Shares determined pursuant to the formula set out in Section 2.8 of the Plan, based on the following information:

(a)	The number of Shares issuable upon the exercise of the Option or the portion of the Option being exercised: __________________ Shares

(b)	The Exercise Price: $________________

In connection with such cashless exercise, the undersigned represents, warrants and covenants to the Company (and acknowledges that the Company is relying thereon) that (check one):

____	1. The undersigned is not a U.S. person (the definition of which includes, but is not limited to, a person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, and a trust or estate of which any trustee, executor or administrator is a U.S. person), the undersigned was not offered the Shares in the United States and the options are not being exercised within the United States or for the account or benefit of a U.S. person. The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”); or

____	2. The undersigned is a U.S. person, was offered the Shares in the United States or the options are being exercised within the United States or for the account or benefit of a U.S. person and the Options have been vested for more than one year and no consideration has been paid on exercise of the Options. The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the U.S. Securities Act.

(a) The undersigned understands and agrees that:

____ (i) the Shares have not been and will not be registered under the U.S. Securities Act and the Shares are being offered and sold by the Company in reliance upon an exemption from registration under the U.S. Securities Act; or

____ (ii) the Shares have been registered under the U.S. Securities Act; and

(b)	If the undersigned is a U.S. person, the undersigned confirms that the representations and warranties of the undersigned set forth in the Acknowledgement and Agreement for U.S. Option Holders remain true and correct as of the date hereof.

____	3. If the options have been vested for less than one year and have not been registered under the U.S. Securities Act, the undersigned represents, warrants and covenants to the Company that:

(a)	the undersigned understands and agrees that the Shares are being offered and sold by the Company in reliance upon an exemption from registration under the U.S. Securities Act;

(b)	if the undersigned is a U.S. person, the undersigned confirms that the representations and warranties of the undersigned set forth in the Acknowledgement and Agreement for U.S. Option Holders remain true and correct as of the date hereof; and

(c)	the undersigned understands that until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if Shares of the Company are being sold under clause (B) above, at a time when the Company is a “foreign issuer” as defined in Rule 902 under the U.S. Securities Act, the legend may be removed by providing a declaration to the Company’s transfer agent in such form as the Company may from time to time prescribe together with such documentation as the Company or its transfer agent may require, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act.

The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the U.S. Securities Act.

DATED the _______________ day of ___________________________.

Witness	Signature of Optionee

Name of Witness (Print)	Name of Optionee (Print)